EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3
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EXHIBIT A:
Report of Independent Auditors

To the Shareholders and Board of Directors of The Needham Funds, Inc.

In planning and performing our audits of the financial statements of The Needham Funds, Inc. (comprising Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund) (the "Funds") for the year ended December 31, 2003, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2003.

This report is intended solely for the information and use of management and the Board of Directors of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

ERNST & YOUNG LLP
New York, New York
February 18, 2004



EXHIBIT B:
NEEDHAM GROWTH FUND
RULE 10F-3

Issuer
Pemstar, Inc.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
6,500,000

Date of Purchase
8/20/03

Number of shares Purchased
140,000

Date of Public Offer
8/20/02

Fund Price Paid
$2.90

Public Offering Price
$2.9

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.86

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Piper Jaffray

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM GROWTH FUND
RULE 10F-3

Issuer
Bell Microproducts, Inc.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
5,000,000

Date of Purchase
8/22/03

Number of shares Purchased
90,000

Date of Public Offer
8/22/02

Fund Price Paid
$6.50

Public Offering Price
$6.50

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.85

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Raymond James

Needham Company, Inc Mgr or Co-Mgr?
Yes


 NEEDHAM GROWTH FUND
RULE 10F-3

Issuer
August Technology Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
3,300,000

Date of Purchase
9/24/03

Number of shares Purchased
30,000

Date of Public Offer
9/24/02

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.85

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
RBC Dain Raucher

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM SMALL CAP GROWTH FUND
RULE 10F-3

Issuer
Netgear, Inc.

Type of Security
Common

IPO or Secondary
IPO

SEC Registered
Yes

Total Offering
7,000,000

Date of Purchase
07/30/03

Number of shares Purchased
300

Date of Public Offer
07/30/03

Fund Price Paid
$14.00

Public Offering Price
$14.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
Lehman Brothers

Needham Company, Inc Mgr or Co-Mgr?
No

 NEEDHAM SMALL CAP GROWTH FUND
RULE 10F-3

Issuer
August Technology Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
3,300,000

Date of Purchase
9/24/03

Number of shares Purchased
5,000

Date of Public Offer
9/24/02

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.85

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
RBC Dain Raucher

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM SMALL CAP GROWTH FUND
RULE 10F-3

Issuer
Pemstar, Inc.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
6,500,000

Date of Purchase
8/20/03

Number of shares Purchased
15,000

Date of Public Offer
8/20/02

Fund Price Paid
$2.90

Public Offering Price
$2.90

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.86

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Piper Jaffray

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM AGGRESSIVE GROWTH FUND
RULE 10F-3

Issuer
Netgear, Inc.

Type of Security
Common

IPO or Secondary
IPO

SEC Registered
Yes

Total Offering
7,000,000

Date of Purchase
07/30/03

Number of shares Purchased
200

Date of Public Offer
07/30/03

Fund Price Paid
$14.00

Public Offering Price
$14.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
Lehman Brothers

Needham Company, Inc Mgr or Co-Mgr?
No

 NEEDHAM AGGRESSIVE GROWTH FUND
RULE 10F-3

Issuer
Digitas Inc.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
20,000,000

Date of Purchase
08/04/03

Number of shares Purchased
3,000

Date of Public Offer
08/04/03

Fund Price Paid
$5.25

Public Offering Price
$5.25

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
4.50%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley

Needham Company, Inc Mgr or Co-Mgr?
No

 NEEDHAM AGGRESSIVE GROWTH FUND
RULE 10F-3

Issuer
August Technology Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
3,300,000

Date of Purchase
9/24/03

Number of shares Purchased
5,000

Date of Public Offer
9/24/02

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.85

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
RBC Dain Raucher

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM GROWTH FUND
RULE 10F-3

Issuer
American Superconductor Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
4,970,000

Date of Purchase
10/03/03

Number of shares Purchased
40,000

Date of Public Offer
10/03/03

Fund Price Paid
$9.50

Public Offering Price
$9.50

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.89

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
William Blair

Needham Company, Inc Mgr or Co-Mgr?
Yes

NEEDHAM AGGRESSIVE GROWTH FUND
RULE 10F-3

Issuer
American Superconductor Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
4,970,000

Date of Purchase
10/03/03

Number of shares Purchased
17,500

Date of Public Offer
10/03/03

Fund Price Paid
$9.50

Public Offering Price
$9.50

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.89

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
William Blair

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM SMALL CAP GROWTH FUND
RULE 10F-3

Issuer
American Superconductor Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
4,970,000

Date of Purchase
10/03/03

Number of shares Purchased
17,500

Date of Public Offer
10/03/03

Fund Price Paid
$9.50

Public Offering Price
$9.50

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.89

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
William Blair

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM GROWTH FUND
RULE 10F-3

Issuer
American Superconductor Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
4,970,000

Date of Purchase
10/03/03

Number of shares Purchased
75,000

Date of Public Offer
10/03/03

Fund Price Paid
$9.50

Public Offering Price
$9.50

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.89

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
RBC Dain Rauscher

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM AGGRESSIVE GROWTH FUND
RULE 10F-3

Issuer
Equinix Inc..

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
4,500,000

Date of Purchase
11/18/03

Number of shares Purchased
17,500

Date of Public Offer
11/18/03

Fund Price Paid
$20.00

Public Offering Price
$20.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.56

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
Salomon

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM SMALL CAP GROWTH FUND
RULE 10F-3

Issuer
Equinix Inc.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
4,500,000

Date of Purchase
11/18/03

Number of shares Purchased
17,500

Date of Public Offer
11/18/03

Fund Price Paid
$20.00

Public Offering Price
$20.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.56

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
Salomon

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM GROWTH FUND
RULE 10F-3

Issuer
Transmeta Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
25,000,000

Date of Purchase
12/18/03

Number of shares Purchased
50,000

Date of Public Offer
12/18/03

Fund Price Paid
$2.90

Public Offering Price
$2.90

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
6.00

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
AG Edwards

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM GROWTH FUND
RULE 10F-3

Issuer
Transmeta Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
25,000,000

Date of Purchase
12/18/03

Number of shares Purchased
15,000

Date of Public Offer
12/18/03

Fund Price Paid
$2.90

Public Offering Price
$2.90

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
6.00

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
CE Unterberg, Towbin

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM GROWTH FUND
RULE 10F-3

Issuer
Transmeta Corp.

Type of Security
Common

IPO or Secondary
Secondary

SEC Registered
Yes

Total Offering
25,000,000

Date of Purchase
12/18/03

Number of shares Purchased
150,000

Date of Public Offer
12/18/03

Fund Price Paid
$2.90

Public Offering Price
$2.90

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
6.00

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
Piper Jaffray

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM AGGRESSIVE GROWTH FUND
RULE 10F-3

Issuer
Tessera Technologies Inc.

Type of Security
Common

IPO or Secondary
IPO

SEC Registered
Yes

Total Offering
7,500,000

Date of Purchase
11/12/03

Number of shares Purchased
250

Date of Public Offer
11/12/03

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
Lehman Brothers

Needham Company, Inc Mgr or Co-Mgr?
Yes

 NEEDHAM SMALL CAP GROWTH FUND
RULE 10F-3

Issuer
Tessera Technologies Inc.

Type of Security
Common

IPO or Secondary
IPO

SEC Registered
Yes

Total Offering
7,500,000

Date of Purchase
11/12/03

Number of shares Purchased
250

Date of Public Offer
11/12/03

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 25% of the offering?
Yes

Name of underwriter(s) purchased from?
Lehman Brothers

Needham Company, Inc Mgr or Co-Mgr?
Yes